UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 Lexington Avenue, Suite 2930	New York, NY	10022
(Address of Principal Executive Offices)		(Zip Code)

(612) 629-2500

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange
7.75% Series D Cumulative Redeemable Preferred Stock	TWO PRD	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock	TWO PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On April 13, 2020, Two Harbors Investment Corp. (the “Company”) announced that it has elected not to renew the management agreement, dated as of October 28, 2009 (as amended, the “Management Agreement”), by and among the Company, Two Harbors Operating Company LLC, and PRCM Advisers LLC (the “Manager”), pursuant to which the Manager administers the Company’s business activities and day-to-day operations. The Company advised the Manager that the Company has elected not to renew the Management Agreement on the basis of unfair compensation payable to the Manager in accordance with Section 13(a)(ii) thereof.

The Management Agreement provides a contractual mechanism for the Manager to renegotiate its compensation under the Management Agreement pursuant to Section 13(a)(ii) of the Management Agreement. Based on communications with the Manager, the Company has determined that the Management Agreement will terminate on September 19, 2020 (the “Termination Date”).

In connection with the termination of the Management Agreement pursuant to Section 13(a)(ii) thereof, the Manager will be entitled to receive on the Termination Date a one-time cash termination fee (the “Termination Fee”), equal to three times the sum of the average annual Base Management Fee (as defined in the Management Agreement) earned by the Manager during the 24-month period immediately preceding the Termination Date, calculated as of the end of the most recently completed fiscal quarter prior to the Termination Date. The Company estimates that the Termination Fee will be approximately $144 million.

Upon the termination of the Management Agreement, the Company will cease to be externally managed.

An independent committee comprised of all of the independent members of the Company’s Board of Directors (the “Independent Committee”) has been reviewing and evaluating the performance of, and the fees and expenses payable to, the Manager, as well as certain potential transactions that the Independent Committee may deem to be in the best interests of the Company and its stockholders. In addition, a special committee (the “Special Committee”), comprised entirely of independent and disinterested directors, was formed to review and make recommendations regarding certain aspects of the Company’s relationship with the Manager. During the course of this review, the Special Committee analyzed the compensation payable to the Manager under the Management Agreement and, based upon the unanimous recommendation of the Special Committee, the Independent Directors unanimously determined that the compensation payable to the Manager is unfair and approved the non-renewal of the Management Agreement pursuant to Section 13(a)(ii) thereof. As part of its process, the Special Committee was advised by Lazard, as its financial advisor, including with respect to the financial fairness to the Company of the Termination Fee to be paid by the Company to the Manager in connection with the non-renewal of the Management Agreement. The Special Committee was also advised by an independent legal advisor.

Copies of the Management Agreement, as amended by the Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, are filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to the Company’s Annual Report on Form 10-K on March 4, 2010, the Current Report on Form 8-K on December 19, 2012, the Current Report on Form 8-K on November 7, 2014, the Current Report on Form 8-K on June 28, 2017 and the Current Report on Form 8-K on April 26, 2018, respectively, and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On April 13, 2020, the Company issued a press release announcing that it will not renew the Management Agreement as disclosed in Item 1.02 above. A copy of the press release is attached hereto as Exhibit 99.1.

The press release is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Certain items in this Current Report on Form 8-K, including the press release furnished herewith as Exhibit 99.1, may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These statements include, but are not limited to, those pertaining to the Company’s expectations that the Company will be able to retain its senior executives and other personnel and to ensure a smooth transition of the business following the termination of the Management Agreement and that the non-renewal of the Management Agreement and the transition to a self-managed structure will be accretive to earnings, will reduce the Company’s costs and expenses, will create the potential for enhanced returns with respect to future equity capital growth, will further strengthen the alignment of interests of the management team and those of the Company and its stockholders, and may make an investment in the Company more appealing to certain investors. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Additional information concerning these and other risk factors is contained in the Company’s most recent filings with the SEC. All subsequent written and oral forward looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are qualified in their entirety by the cautionary statements above. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
10.1	Management Agreement, dated as of October 28, 2009, by and among Two Harbors Investment Corp., Two Harbors Operating Company LLC and PRCM Advisers LLC (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-K for the year ended December 31, 2009, filed with the SEC on March 4, 2010).
10.2	Amendment to Management Agreement, dated as of December 19, 2012, by and among Two Harbors Investment Corp., Two Harbors Operating Company LLC and PRCM Advisers LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2012).
10.3	Second Amendment to Management Agreement, dated as of November 3, 2014, by and among Two Harbors Investment Corp., Two Harbors Operating Company LLC and PRCM Advisers LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 7, 2014).
10.4	Third Amendment to Management Agreement, dated as of June 28, 2017, by and among Two Harbors Investment Corp., Two Harbors Operating Company LLC and PRCM Advisers LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2017).
10.5	Fourth Amendment to Management Agreement, dated as of April 25, 2018, by and among Two Harbors Investment Corp., Two Harbors Operating Company LLC and PRCM Advisers LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 26, 2018).
99.1	Press Release of Two Harbors Investment Corp., dated April 13, 2020.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
General Counsel and Secretary

Date: April 13, 2020

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